Long-term Investments - Schedule of Equity Investments without Readily Determinable Fair Value (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Schedule of Investments [Abstract]
Initial cost basis	¥ 2,286,171	$ 331,464	¥ 2,285,439
Cumulative unrealized gains	87,226	12,647	329,768
Cumulative unrealized losses (including impairment)	(710,476)	(103,009)	(270,421)
Total carrying amount	¥ 1,662,921	$ 241,102	¥ 2,344,786